                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT
(Date of earliest event reported): June 27, 1997 (January 6, 1997)
                                   ---------------------------------------------

                                SPIEKER PROPERTIES, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)


           MARYLAND                   1-12528                  94-3185802
--------------------------------  ---------------    ---------------------------
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation or organization)    File Number)            Identification No.)


    2180 SAND HILL ROAD, MENLO PARK, CA                          94025
-------------------------------------------------     --------------------------
   (Address of principal executive offices)                    (Zip code)

                                 (415) 854-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            SPIEKER PROPERTIES, INC.
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

ITEM 5.  OTHER EVENTS

The following operating properties were acquired by Spieker Properties, L.P. from unrelated parties between January 1, 1997, and June 27, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" and collectively with Spieker Properties, Inc. referred to as the "Company"):

AUDITED PROPERTY ACQUISITIONS

Mission West Portfolio, a 619,935 square foot office and industrial portfolio located in San Diego, Carlsbad and Riverside, California, was acquired on January 22, 1997 for $44.8 million.

Emeryville Portfolio, a 946,385 square foot office and industrial portfolio located in Emeryville, California, was acquired on January 28, 1997 for $125.4 million.

1740 Technology Drive, a 196,444 square foot office building located in San Jose, California, was acquired on March 4, 1997 for $31.3 million.

Metro Plaza, a 414,737 square foot three-building office complex located in San Jose, California, was acquired on March 5, 1997, for $73.9 million.

Pasadena Portfolio, which consists of two office buildings totaling 352,441 square feet located in Pasadena, California, was acquired on April 10, 1997, for $68.3 million.

UNAUDITED PROPERTY ACQUISITIONS

Southcenter West Business Park, a 286,921 square foot industrial project located in Tukwila, Washington, was acquired on January 13, 1997, for $6.3 million.

Brea Park Center, a 141,837 square foot two-building office project located in Brea, California, was acquired on January 31, 1997, for $10.8 million.

555 Twin Dolphin Plaza, a 198,941 square foot office building located in Redwood Shores, California, was acquired on February 11, 1997, for $41.0 million.

North Creek Parkway Centre, a 204,871 square foot six-building office project located in Bothell, Washington, was acquired on February 14, 1997, for $22.6 million.

Riverside Centre, a 98,434 square foot office building located in Portland, Oregon, was acquired on February 21, 1997, for $9.3 million.

Fountaingrove, a 160,808 square foot three-building office complex located in Santa Rosa, California, was acquired on March 31, 1997, for $16.1 million.

Point West Corporate Center, a 145,184 square foot office building located in Sacramento, California was acquired on May 1, 1997, for $17.2 million.

Sierra Point, a 99,150 square foot office building located in Brisbane, California, was acquired on May 6, 1997, for $10.3 million.

Brea Corporate Plaza, a 119,406 square foot three-building office complex located in Brea, California, was acquired on May 14, 1997, for $10.8 million.

McKesson Building, a 150,951 square foot office building located in Pasadena, California, was acquired on June 3, 1997, for $19.1 million.

Coral Tree Commerce Center, a four-building industrial project totaling 130,866 square feet located in Vista, California, was acquired on June 16, 1997, for $8.4 million.

Progress Industrial Park, a 123,275 square foot two-building industrial project located in Vista, California, was acquired on June 16, 1997, for $7.5 million.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

ACQUISITIONS - GENERAL

The properties were acquired using funds from an offering of 11,500,000 shares of Common Stock in January 1997, which raised net proceeds of approximately $375 million, $14 million from borrowings on the Company's unsecured revolving line of credit and proceeds of $78.4 million from the disposition of certain retail properties.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on industrial and suburban office property in California and the Pacific Northwest. In assessing the properties acquired, the Company considered current operations, including occupancy levels, rental rates, expenses and ongoing capital requirements. Further, the Company's management considered the rental market for the type and location of the acquired property and, where applicable, the cost of building improvements.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited and unaudited historical and pro forma financial information concerning these properties is provided in
Item 7 of this Current Report on Form 8-K.

In aggregate, the Company has acquired seventeen properties totaling 4.4 million square feet of rentable space during the period from January 1, 1997, to June 27, 1997, for $523.1 million. The financial statements for Metro Plaza and the Pasadena Portfolio for the year ended December 31, 1996 have been audited whereas the financial statements for the three months ended March 31, 1997, have not been audited. The financial statements for the remaining properties listed above have not been audited.

The combined financial statements of the Three Property Transactions, which consist of the Emeryville Portfolio, the Mission West Portfolio and 1740 Technology Drive, for the year ended December 31, 1995, have been audited, whereas the financial statements for the nine months ended September 30, 1996 have not been audited. Such financial statements were previously included in the Company's prospectus supplement financial statements dated January 21, 1997, and have also been included herein.

DISPOSITIONS

The following retail properties were disposed of by Spieker Properties, L.P. to unrelated parties between January 1, 1997, and June 27, 1997:

Totem Hill, a 25,250 square foot shopping center located in Kirkland, Washington, was disposed of on January 6, 1997, for $4.1 million.

South Point Plaza, a 188,945 square foot shopping center located in Everett, Washington, was disposed of on April 9, 1997, for $14.6 million.

Woodside Central Plaza, a 80,598 square foot shopping center located in Redwood City, California, was disposed of on April 9, 1997, for $12.0 million.

West Park Plaza, a 88,136 square foot shopping center located in San Jose, California, was disposed of on April 9, 1997, for $10.1 million.

Walker Center, a 89,624 square foot shopping center located in Beaverton, Oregon, was disposed of on April 9, 1997, for $10.0 million.

Arbor Faire, a 199,986 square foot shopping center located in Fresno, California, was disposed of on April 9, 1997, for $18.5 million.

Broadway Faire, a 60,383 square foot shopping center located in Fresno, California, was disposed of on April 9, 1997, for $9.1 million.

The Company disposed of seven properties totaling 0.7 million square feet of net rentable space during the period from January 1, 1997, to June 27, 1997, for $78.4 million.

As of the date hereof, the Company owns 25.3 million square feet of properties, consisting of 10.1 million square feet of office properties, 14.6 million square feet of industrial properties and 0.6 million square feet of retail properties.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a)  (i) Statements of Revenues and Certain Expenses for the Pasadena
            Portfolio

            Report of Independent Public Accountants
            Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996
            Notes to Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996

       (ii) Statements of Revenues and Certain Expenses for Metro Plaza

            Report of Independent Public Accountants
            Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996
            Notes to Statements of Revenues and Certain Expenses for the three months ended March 31, 1997, (unaudited) and for the year ended December 31, 1996

     (iii) Combined Statements of Revenues and Certain Expenses for the Three Property Transactions

           Report of Independent Public Accountants
           Combined Statements of Revenues and Certain Expenses for the nine months ended September 30, 1996, (unaudited) and for the year ended December 31, 1995
           Notes to Combined Statements of Revenues and Certain Expenses for the nine months ended September 30, 1996, (unaudited) and for the year ended December 31, 1995

    (iv) Combined Statements of Revenues and Certain Expenses for the 1997 Acquisitions

           Unaudited Combined Statements of Revenues and Certain Expenses for
               the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and for the year ended December 31, 1996
           Notes to Unaudited Combined Statements of Revenues and Certain
               Expenses for the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and for the year ended December 31, 1996

   (b)     Pro Forma Financial Information

           Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 Pro Forma Condensed Consolidated Statements of Operations for the
               three months ended March 31, 1997, and for the year ended December 31,1996
           Notes and adjustments to Pro Forma Condense Consolidated Financial
               Statements

   (c)     Exhibits

           None

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Spieker Properties, Inc.:

        We have audited the accompanying statement of revenue and certain expenses of the Pasadena Portfolio, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Spieker Properties, Inc. (the "Company"). Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the revenues and expenses of the Pasadena Portfolio.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Pasadena Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                           ARTHUR ANDERSEN LLP

San Francisco, California
April 29, 1997

                            SPIEKER PROPERTIES, INC.

               STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE
    PASADENA PORTFOLIO FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                      AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                    Three Months Ended        Year Ended
                                                      March 31, 1997      December 31, 1996
                                                      --------------      -----------------
                                                       (unaudited)
RENTAL REVENUE                                           $  2,366               $  9,526

CERTAIN EXPENSES:

   Rental expenses                                            588                  2,283
   Real estate taxes                                          170                    677
                                                         --------               --------
                                                              758                  2,960
                                                         --------               --------

REVENUES IN EXCESS OF CERTAIN EXPENSES                   $  1,608               $  6,566
                                                         ========               ========



            The accompanying notes are an integral part of these statements.

                            SPIEKER PROPERTIES, INC.

          NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE PASADENA PORTFOLIO FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                      AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    PROPERTIES ACQUIRED

    The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the Pasadena Portfolio (the "Properties") acquired by Spieker Properties, L.P. (the "Company") on April 10, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

                      Property Name                Location
                      -------------                --------
                      Pasadena Financial           Pasadena, California
                      Century Square               Pasadena, California

    BASIS OF PRESENTATION

    The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Properties.

    The financial information presented for the three months ended March 31, 1997, is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

    REVENUE RECOGNITION

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.  LEASING ACTIVITY:

    The minimum future rental revenues from leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

      YEAR                                               AMOUNT
      ----                                             ---------
      1997 (nine months)                               $   6,011
      1998                                                 7,619
      1999                                                 7,397
      2000                                                 7,014
      2001                                                 6,292
      2002                                                 6,142
      Thereafter                                          43,615
                                                       ---------
                                                       $  84,090
                                                       =========

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $51 for the three months ended March 31, 1997 (unaudited) and $116 for the year ended December 31, 1996. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Spieker Properties, Inc.:

        We have audited the accompanying statement of revenue and certain expenses of Metro Plaza, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of the management of Spieker Properties, Inc. (the "Company"). Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the revenues and expenses of Metro Plaza.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Metro Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                          ARTHUR ANDERSEN LLP

San Francisco, California
April 29, 1997

                            SPIEKER PROPERTIES, INC.

                 STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
        METRO PLAZA FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                      AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


                                                    Three Months Ended          Year Ended
                                                      March 31, 1997        December 31, 1996
                                                    -------------------     -----------------
                                                       (unaudited)
RENTAL REVENUE                                           $  2,112               $  7,484

CERTAIN EXPENSES:

   Rental expenses                                            554                  2,432
   Real estate taxes                                           80                    400
                                                         --------               --------
                                                              634                  2,832
                                                         --------               --------

REVENUES IN EXCESS OF CERTAIN EXPENSES                   $  1,478               $  4,652
                                                         ========               ========

            The accompanying notes are an integral part of these statements.

                            SPIEKER PROPERTIES, INC.

             NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF METRO PLAZA FOR THE THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
                      AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    PROPERTIES ACQUIRED

    The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of Metro Plaza (the "Property") located in San Jose, California acquired by Spieker Properties, L.P. (the "Company") on March 5, 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

    BASIS OF PRESENTATION

    The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

    The financial information presented for the three months ended March 31, 1997 is not audited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Property.

    REVENUE RECOGNITION

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.  LEASING ACTIVITY:

    The minimum future rental revenues from leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

      YEAR                                                AMOUNT
      ----                                             ---------
      1997 (nine months)                               $   5,246
      1998                                                 5,706
      1999                                                 4,385
      2000                                                 3,549
      2001                                                 2,948
      Thereafter                                           8,496
                                                       ---------
                                                       $  30,330
                                                       =========

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $256 for the three months ended March 31, 1997 (unaudited) and $1,135 for the year ended December 31, 1996. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Spieker Properties, Inc.:

        We have audited the accompanying combined statement of revenues and certain expenses of the Three Property Transactions, as defined in Note 1, for the year ended December 31, 1995. This financial statement is the responsibility of management of Spieker Properties, Inc. (the "Company"). Our reponsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

    The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 27, 1997, and is not intended to be a complete presentation of the combined revenues and expenses of the Three Property Transactions.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Three Property Transactions for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        ARTHUR ANDERSEN LLP

San Francisco, California
December 20, 1996

                            SPIEKER PROPERTIES, INC.

            COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY TRANSACTIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (IN THOUSANDS)


                                                            Nine Months Ended      Year Ended
                                                           September 30, 1996   December 31, 1995
                                                           ------------------   -----------------
                                                               (unaudited)

RENTAL REVENUES                                                 $ 23,928            $ 31,530

CERTAIN EXPENSES:
   Rental expenses                                                 5,713               7,928
   Real estate taxes                                               1,178               1,575
                                                                --------            --------
                                                                   6,891               9,503
                                                                --------            --------

REVENUES IN EXCESS OF CERTAIN EXPENSES                          $ 17,037            $ 22,027
                                                                ========            ========


       The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, INC.

        NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR
                         THE THREE PROPERTY TRANSACTIONS
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (DOLLARS IN THOUSANDS)


    1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

        PROPERTIES ACQUIRED

        The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the operations of three properties (the "Properties") acquired by the Company during the first quarter of 1997 (the "Three Property Transactions"). Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

        PROPERTY NAME                                     LOCATION
        -------------                                     --------
        Emeryville Portfolio                              Emeryville, California
        Mission West Portfolio                            San Diego, California
        1740 Technology Drive                             San Jose, California

        BASIS OF PRESENTATION

        The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

        The financial information presented for the nine months ended September 30, 1996 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

        The financial information for the Mission West Portfolio is for the nine months ended August 31, 1996 (unaudited) and the year ended November 30, 1995. In the opinion of management, the fiscal year basis financial information of the Mission West Portfolio is not materially different than the calendar year basis financial information.

        REVENUE RECOGNITION

        All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the term of the leases.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

    2.  LEASING ACTIVITY:

        The minimum future rental revenues due under noncancelable operating leases in effect as of October 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

               YEAR                                               AMOUNT
               ----                                              -------
               1996 (three months)                               $ 6,293
               1997                                               21,136
               1998                                               16,007
               1999                                                9,473
               2000                                                4,831
               2001                                                  217
               Thereafter                                          7,784
                                                                 -------
                                                                 $65,741
                                                                 =======

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $418 for the nine months ended September 30,1996, (unaudited) and $584 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

         UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                     MARCH 31, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                                    January 1, 1997,
                                                    to the earlier of
                                                   March 31, 1997, or      Year Ended
                                                   Date of Acquisition  December 31, 1996
                                                   -------------------  -----------------
RENTAL REVENUES                                         $  4,668            $ 25,049

CERTAIN EXPENSES
   Rental expenses                                         1,049               6,261
   Real estate taxes                                         317               1,661
                                                        --------            --------
                                                           1,366               7,922
                                                        --------            --------

RENTAL REVENUE IN EXCESS OF CERTAIN EXPENSES            $  3,302            $ 17,127
                                                        ========            ========

              The accompanying notes are an integral part of these
                        unaudited, combined statements.

                            SPIEKER PROPERTIES, INC.
     NOTES TO UNAUDITED COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                     MARCH 31, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    PROPERTIES ACQUIRED
    The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of the properties (the "Properties") acquired by Spieker Properties, L.P. during the period from January 1, 1997, to June 27, 1997 (the "1997 Property Acquisitions"). Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

               PROPERTY NAME                              LOCATION
               -------------                              --------
               Southcenter West Business Park             Tukwila, WA
               Brea Park Center                           Brea, CA
               555 Twin Dolphin Plaza                     Redwood Shores, CA
               North Creek Parkway Centre                 Bothell, WA
               Riverside Centre                           Portland, OR
               Fountaingrove                              Santa Rosa, CA
               Point West Corporate Center                Sacramento, CA
               Sierra Point                               Brisbane, CA
               Brea Corporate Plaza                       Brea, CA
               McKesson Building                          Pasadena, CA
               Coral Tree Commerce Center                 Vista, CA
               Progress Industrial Park                   Vista, CA

    BASIS OF PRESENTATION

    The accompanying combined statements of revenue and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

    In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

    REVENUE RECOGNITION

    All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


2.  LEASING ACTIVITY:

    The minimum future rental revenues, due under noncancelable operating leases in effect as of April 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

               Year                          Amounts
               ----                         --------
               1997 (nine months)            $17,082
               1998                           21,116
               1999                           17,584
               2000                           12,826
               2001                            9,204
               Thereafter                      6,219
                                             -------
               Total                         $84,031
                                             =======

    In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $181 for the period from January 1, 1997, to the earlier of March 31, 1997, or date of acquisition and $1,025 for the year ended December 31, 1996. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

                         PRO FORMA FINANCIAL INFORMATION


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1997 reflects the incremental effect of the acquired properties and disposed properties (collectively, the "Acquired Properties and Disposed Properties") described in Item 5 as if such transactions occurring after March 31, 1997 had all occurred on March 31, 1997. The accompanying unaudited, pro forma condensed consolidated statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996 reflect (i) the incremental effect of the Acquired Properties and Disposed Properties described in Item 5; (ii) the incremental effect of the acquisition of 4.7 million net rentable square feet of property and two mortgages during 1996 and (iii) certain other adjustments as if such transactions and adjustments had all occurred on January 1, 1996.

These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties and Disposed Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                            SPIEKER PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                Acquired             Property
                                         Historical (a)       Properties (b)      Dispositions (c)        Pro Forma
                                         -------------        -------------       ----------------      -------------
ASSETS
Investment in real estate, net           $   1,727,512        $     141,538        $     (61,123)       $   1,807,927
Cash and cash equivalents                       52,825             (122,334)              74,247                4,738
Deferred financing and
  leasing costs, net                            16,676                   --                   --               16,676
Other assets                                    21,636                   --                   --               21,636
                                         -------------        -------------        -------------        -------------
   Total assets                          $   1,818,649        $      19,204        $      13,124        $   1,850,977
                                         =============        =============        =============        =============

LIABILITIES
Mortgage loans                           $      89,979        $       5,204        $          --        $      95,183
Unsecured line of credit                            --               14,000                   --               14,000
Unsecured notes                                635,000                   --                   --              635,000
Other liabilities                               85,745                   --                   --               85,745
                                         -------------        -------------        -------------        -------------
   Total liabilities                           810,724               19,204                   --              829,928
                                         -------------        -------------        -------------        -------------
MINORITY INTEREST                               71,112                   --                   --               71,112
                                         -------------        -------------        -------------        -------------
STOCKHOLDERS' EQUITY
Series A Preferred Stock                        23,949                   --                   --               23,949
Series B Preferred Stock                       102,064                   --                   --              102,064
Common Stock                                         4                   --                   --                    4
Class B Common Stock                                --                   --                   --                   --
Additional paid-in capital                     811,680                   --                   --              811,680
Deferred compensation                             (884)                  --                   --                 (884)
Retained earnings                                   --                   --               13,124               13,124
                                         -------------        -------------        -------------        -------------
   Total stockholders' equity                  936,813                   --               13,124              949,937
                                         -------------        -------------        -------------        -------------
                                         $   1,818,649        $      19,204        $      13,124        $   1,850,977
                                         =============        =============        =============        =============


              The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                                SPIEKER PROPERTIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE THREE MONTHS ENDED MARCH 31, 1997
                (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                       1997
                                                                     Acquired       Property          Other
                                                    Historical(a)   Properties(e) Dispositions(f)  Adjustments       Pro Forma
                                                    ------------    ------------   ------------    ------------    ------------
REVENUES
  Rental income                                     $     64,461    $     11,882   $     (2,364)   $         --    $     73,979
  Interest and other income                                1,956              --             --              --           1,956
                                                    ------------    ------------   ------------    ------------    ------------
  Total revenue                                           66,417          11,882         (2,364)             --          75,935
                                                    ------------    ------------   ------------    ------------    ------------

OPERATING EXPENSES
  Rental expenses                                         11,672           2,763           (312)             --          14,123
  Real estate taxes                                        5,254             764           (194)             --           5,824
  Interest expense, including
   amortization of finance costs                          12,013              --             --             557 (g)      12,570
  Depreciation and amortization                           10,599           1,572             --              --          12,171
  General and administrative and other expenses            3,067              --             --              --           3,067
                                                    ------------    ------------   ------------    ------------    ------------
     Total operating expenses                             42,605           5,099           (506)            557          47,755
                                                    ------------    ------------   ------------    ------------    ------------

Income from operations before
   disposition of property and minority interests         23,812           6,783         (1,858)           (557)         28,180
                                                    ------------    ------------   ------------    ------------    ------------

GAIN ON DISPOSITION OF PROPERTY                            1,489              --         (1,489)             --              --
                                                    ------------    ------------   ------------    ------------    ------------

Income from operations before
   minority interests                                     25,301           6,783         (3,347)           (557)         28,180
                                                    ------------    ------------   ------------    ------------    ------------

Minority interests share in net income                    (3,097)             --             --            (561) (h)     (3,658)
                                                    ------------    ------------   ------------    ------------    ------------

Net income                                                22,204           6,783         (3,347)         (1,118)         24,522
                                                    ------------    ------------   ------------    ------------    ------------

Series A Preferred Stock dividends                          (573)             --             --              --            (573)
Series B Preferred Stock dividends                        (2,510)             --             --              --          (2,510)
                                                    ------------    ------------   ------------    ------------    ------------

Net income available to common stockholders         $     19,121    $      6,783   $     (3,347)   $     (1,118)   $     21,439
                                                    ============    ============   ============    ============    ============


Net income per common share                         $        .43                                                   $        .45
                                                    ============                                                   ============

Weighted average common shares outstanding            44,301,170                                                     47,878,386
                                                    ============                                                   ============


              The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)


                                                1996 Acquired       1997
                                                Properties and     Acquired       Property             Other
                                Historical(a)   Mortgages(d)     Properties(e)    Dispositions(f)   Adjustments       Pro Forma
                                ------------    ------------     ------------     ------------      ------------      ------------
REVENUES
  Rental income                 $    196,471    $     27,526     $     73,963     $    (15,276)     $         --      $    282,684
  Interest and other income            4,228              90               --               --                --             4,318
                                ------------    ------------     ------------     ------------      ------------      ------------
   Total Revenues                    200,699          27,616           73,963          (15,276)               --           287,002
                                ------------    ------------     ------------     ------------      ------------      ------------

OPERATING EXPENSES
  Rental expenses                     34,690           7,216           18,594           (1,441)               --            59,059
  Real estate taxes                   15,510           2,188            4,309           (1,261)               --            20,746
  Interest expense                    37,235              --               --                             15,140(g)         52,375
  Depreciation and
    amortization                      37,385           3,723           10,433           (2,306)               --            49,235
  General and
    administrative and
    other expenses                    10,115              --               --               --                --            10,115
                                ------------    ------------     ------------     ------------      ------------      ------------

   Total operating expenses          134,935          13,127           33,336           (5,008)           15,140           191,530
                                ------------    ------------     ------------     ------------      ------------      ------------

Income from operations
  before disposition or
  property and
  minority interests                  65,764          14,489           40,627          (10,268)          (15,140)           95,472
                                ------------    ------------     ------------     ------------      ------------      ------------


GAIN ON DISPOSITION OF
  PROPERTY                             8,350              --               --           (8,350)               --                --
                                ------------    ------------     ------------     ------------      ------------      ------------
  Income from operations
    before minority
    interest                          74,114          14,489           40,627          (18,618)          (15,140)           95,472
                                ------------    ------------     ------------     ------------      ------------      ------------

Minority interests
  share of net income                 (9,924)             --               --               --            (2,482)(h)       (12,406)
                                ------------    ------------     ------------     ------------      ------------      ------------

Net income                            64,190          14,489           40,627          (18,618)          (17,622)           83,066
                                ------------    ------------     ------------     ------------      ------------      ------------

Series A Preferred
   Stock dividends                    (2,098)             --               --               --                --            (2,098)
Series B Preferred
   Stock dividends                   (10,041)             --               --               --                --           (10,041)
                                ------------    ------------     ------------     ------------      ------------      ------------

Net income allocable to
  common stockholders           $     52,051    $     14,489     $     40,627     $    (18,618)     $    (17,622)     $     70,927
                                ============    ============     ============     ============      ============      ============

Net income per
  common share                  $       1.52                                                                          $       1.48
                                ============                                                                          ============

Weighted average
  common shares
  outstanding                     34,280,115                                                                            47,878,386
                                ============                                                                          ============

              The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                                SPIEKER PROPERTIES, INC.

                           NOTES AND ADJUSTMENTS TO PRO FORMA
                      CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           (UNAUDITED, DOLLARS IN THOUSANDS)


(a) Reflects historical consolidated balance sheet of the Company as of March 31, 1997, and the historical consolidated statements of operations for the three months ended March 31, 1997, and for the year ended December 31, 1996.

(b) Reflects the acquisition of 1.1 million square feet of net rentable property subsequent to March 31, 1997, at an aggregate acquisition cost of $141,538, including acquisition costs. The acquisitions were funded with cash on hand, net proceeds from the sale of Common Stock and property dispositions, borrowings on the unsecured line of credit and an assumption of a mortgage.

   Property                       Acquisition Date         Cost
   --------                       ----------------         ----
   Pasadena Portfolio             April 10, 1997         $ 68,264
   Point West Corporate Center    May 1, 1997              17,246
   Sierra Point                   May 6, 1997              10,274
   Brea Corporate Plaza           May 14, 1997             10,762
   McKesson Building              June 3, 1997             19,075
   Coral Tree Commerce Park       June 16, 1997             8,460
   Progress Industrial Park       June 16, 1997             7,457
                                                         --------
                                                         $141,538
                                                         ========

(c) Reflects the disposition of six properties subsequent to March 31, 1997:

   Property                       Disposal Price     Cost Basis
   --------                       --------------     ----------
   South Point Plaza                 $ 14,619        $ 10,946
   Woodside Central Plaza              11,974          11,392
   West Park Plaza                     10,082           7,954
   Walker Center                        9,972           6,290
   Arbor Faire                         18,536          16,345
   Broadway Faire                       9,064           8,196
                                     --------        --------
                                     $ 74,247        $ 61,123
                                     ========        ========

    In connection with the property dispositions, the Company recognized a gain of $1,489.

(d) Reflects the incremental effect on the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.7 million square feet of net rentable property and two investments in mortgages during 1996. Such amounts represent the operations of the acquired properties and interest earned on mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(e) Reflects the incremental effect of the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.4 million square feet of net rentable property during 1997. Such amounts represent the operations of the properties prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(f) Reflects the elimination of the operations of (i) 4 properties sold in 1996 and (ii) 7 properties sold in 1997 included in the historical statements of operations and the elimination of the gain on disposition of the properties.

(g) Reflects an adjustment of historical interest expense to reflect pro forma interest expense which is based upon pro forma debt outstanding as of March 31, 1997, using the actual interest rate for fixed rate debt and assumes an interest rate of 6.95% on the line of credit.

(h) Reflects the allocation of the pro forma adjustment to minority interests based upon pro forma minority ownership in the Operating Partnership of approximately 87.0%.

(i) The Company's pro forma taxable income for the 12 month period ended March 31, 1997, is approximately $113,000, which has been calculated as pro forma income from operations before minority interests for the same period of approximately $100,000 plus GAAP depreciation and amortization of approximately $49,000 less tax basis depreciation and amortization and other tax differences of approximately $36,000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SPIEKER PROPERTIES, INC.
                                               (Registrant)



Date:  June 27, 1997                     By:    /s/ Elke Strunka
                                               ---------------------------------
                                               Elke Strunka
                                               Vice President and
                                               Principal Accounting Officer